FINAL                     11/1/2023

Financial Supplement
Third Quarter 2023

This document is a statistical supplement to Aflac’s quarterly earnings release. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.

The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. In conjunction with the adoption of LDTI, the Company changed its practice of recording the change in the deferred profit liability (DPL) on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation has no impact on net earnings. All quarterly and annual amounts for 2021 and 2022 presented herein reflect these changes for LDTI and DPL.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

Share Data
(In Thousands)

		Beginning	Shares Issued		Shares Purchased		Ending	QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Shares	Stk. Bon.	Stk. Opt.	Treas.	Misc.	Shares	Avg.	Dilutive	Avg.	Avg.	Dilutive	Avg.
	Period	Outstanding	& DRP	& Misc.	Shares	Purch.(1)	Outstanding	Shares	Shares	Diluted	Shares	Shares	Diluted

2021	1	692,454	387	1,684	13,440	378	680,707	688,938	3,002	691,940	688,938	3,002	691,940
	2	680,707	330	130	9,174	3	671,990	678,050	2,871	680,921	683,464	2,936	686,400
	3	671,990	250	188	9,572	39	662,817	668,762	3,163	671,925	678,509	3,012	681,521
	4	662,817	249	224	11,140	18	652,132	659,100	3,412	662,512	673,617	3,112	676,729

2022	1	652,132	259	1,308	8,007	343	645,349	649,753	3,074	652,827	649,753	3,074	652,827
	2	645,349	269	101	11,185	8	634,526	640,707	2,536	643,243	645,205	2,805	648,010
	3	634,526	258	144	11,057	3	623,868	629,350	2,597	631,946	639,862	2,735	642,597
	4	623,868	222	120	8,938	16	615,256	619,845	3,149	622,994	634,816	2,839	637,655

2023	1	615,256	239	1,152	10,348	347	605,952	611,205	2,745	613,950	611,205	2,745	613,950
	2	605,952	259	225	10,461	6	595,969	600,742	2,187	602,929	605,945	2,466	608,411
	3	595,969	210	115	9,390	7	586,897	591,246	2,350	593,596	600,992	2,427	603,419

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

Summary of Adjusted Results by Business Segment
(In Millions, except per-share data and where noted)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2018	2019	2020	2021	2022	2022	2023	Change	2022	2023	Change

Aflac Japan	$3,208	$3,261	$3,263	$3,755	$3,281	$817	$869	6.4	$2,560	$2,479	(3.2)
Aflac U.S.	1,285	1,272	1,268	1,356	1,359	345	478	38.6	1,020	1,199	17.5
Corporate and other (1)	(139)	(72)	(115)	(293)	(218)	(56)	(49)		(173)	(107)
Pretax adjusted earnings	4,354	4,461	4,416	4,819	4,422	1,106	1,298	17.4	3,407	3,571	4.8
Income taxes (1)	1,129	1,147	864	893	808	196	203	3.6	610	570	(6.6)
Adjusted earnings (2)	3,226	3,314	3,552	3,925	3,614	910	1,095	20.3	2,797	3,001	7.3

Reconciling items:
Adjusted net investment gains (losses)	(297)	(15)	(229)	462	447	222	504		923	1,363
Other and non-recurring income (loss) (3)	(75)	(1)	(28)	(73)	1	1	3		1	38
Income tax benefit (expense) on items excluded from adjusted earnings (4)	83	3	72	(83)	357	648	(33)		501	(12)
Tax reform adjustment (5)	(18)	4	—	—	—	—	—		—	—
Tax valuation allowance release (6)	—	—	1,411	—	—	—	—		—	—
Net earnings	$2,920	$3,304	$4,778	$4,231	$4,418	$1,781	$1,569	(11.9)	$4,222	$4,391	4.0

Effective Tax rate	26.7%	25.7%	(14.9)%	18.7%	9.3%	(34.0)%	13.1%		2.5%	11.7%

Earnings per share of common stock:
Net earnings (basic)	$3.79	$4.45	$6.69	$6.28	$6.96	$2.83	$2.65	(6.4)	$6.60	$7.31	10.8
Net earnings (diluted)	3.77	4.43	6.67	6.25	6.93	2.82	2.64	(6.4)	6.57	7.28	10.8

Adjusted earnings (basic) (2)	$4.20	$4.46	$4.98	$5.83	$5.69	$1.45	$1.85	27.6	$4.37	$4.99	14.2
Adjusted earnings (diluted) (2)	4.16	4.44	4.96	5.80	5.67	1.44	1.84	27.8	4.35	4.97	14.3

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $64 and $19 for the three-month periods and $169 and $61 for the nine-month periods ended September 30, 2023, and 2022, respectively, is included as a reduction to net investment income. Tax credits on these investments of $63 and $19 for the three-month period and $171 and $63 for the nine-month periods ended September 30, 2023, and 2022, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.

(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Foreign currency gains and losses for all periods have been reclassified from Other and non-recurring income (loss) to Net investment gains and losses.
(4) Primarily reflects release of $695 in deferred taxes in 2022

(5) The impact of Tax Reform was adjusted in 2018 for return-to-provision adjustments, various amended returns filed by the Company, and final true-ups of deferred tax liabilities. Further impacts were recorded in 2019 as a result of additional guidance released by the IRS.

(6) Tax benefit recognized in 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries

Consolidated Statements of Earnings - U.S. GAAP
(In Millions, except per-share data)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2018	2019	2020	2021	2022	2022	2023	Change	2022	2023	Change
Revenues:
Net earned premiums
Gross premiums	$19,018	$19,122	$18,955	$17,305	$15,025	$3,565	$3,524		$11,472	$10,885
Assumed (ceded)	(341)	(342)	(333)	(210)	(124)	(30)	(48)		(93)	(148)
Total net earned premiums	18,677	18,780	18,622	17,095	14,901	3,535	3,476	(1.7)	11,379	10,737	(5.6)
Net investment income	3,442	3,578	3,638	3,818	3,656	920	1,004	9.1	2,760	2,946	6.7
Net investment gains (losses) (1)	(430)	(135)	(270)	468	363	199	423		885	1,101
Other income (1)	69	84	157	173	220	50	47		168	139
Total revenues	21,758	22,307	22,147	21,554	19,140	4,704	4,950	5.2	15,192	14,923	(1.8)

Benefits and Claims:
Benefits and claims, net
Incurred claims -direct	9,121	9,279	9,364	8,949	8,271	2,112	1,871		6,445	6,034
Incurred claims -assumed (ceded)	(421)	(372)	(296)	(147)	(108)	(47)	(33)		(89)	(114)
Increase in FPB (2)-direct	3,167	2,952	2,707	1,819	888	63	231		575	499
Increase in FPB (2)-assumed (ceded)	133	83	21	3	51	41	(4)		54	1
Total net benefits and claims, excluding reserve remeasurement	N/A	N/A	N/A	10,623	9,102	2,169	2,065		6,985	6,420
Reserve remeasurement (gain) loss	N/A	N/A	N/A	(147)	(215)	(93)	(205)		(152)	(312)
Total net benefits and claims	12,000	11,942	11,796	10,476	8,887	2,076	1,860	(10.4)	6,833	6,108	(10.6)
Acquisition and operating expenses:
Amortization of DAC (3)	1,245	1,282	1,214	835	792	194	201		598	608
Insurance commissions	1,320	1,321	1,316	1,256	1,117	267	250		846	797
Insurance expenses	2,988	3,089	3,420	3,541	3,249	779	785		2,413	2,290
Interest expense	222	228	242	238	226	59	49		171	148
Total acquisition and operating expenses	5,775	5,920	6,192	5,870	5,384	1,299	1,285	(1.1)	4,028	3,843	(4.6)
Total benefits and expenses	17,775	17,862	17,988	16,346	14,271	3,375	3,145	(6.8)	10,861	9,951	(8.4)

Pretax earnings	3,983	4,445	4,159	5,208	4,869	1,329	1,805		4,331	4,972

Income tax expense (benefit) (4)	1,063	1,141	(619)	977	451	(452)	236		109	581

Net earnings	$2,920	$3,304	$4,778	$4,231	$4,418	$1,781	$1,569	(11.9)	$4,222	$4,391	4.0

(1) Foreign currency gains and losses for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $695 in deferred taxes in 2022

Aflac Incorporated and Subsidiaries

Analysis of Net Earnings and Net Earnings Per Diluted Share
(In Millions, except for per-share data)

								Other and	Foreign
			Net	Other and Non-	Foreign	Net	Net	Non-Recurring	Currency
		Net	Investment	Recurring	Currency	Earnings	Investment	Items	Impact
	Period	Earnings	Gains (Losses) (1)	Items (1)(3)(4)	Impact (2)	Per Share	Gains (Losses) (1)	Per Share (1)(3)(4)	Per Share (2)

	2018	2,920	(230)	(76)	28	3.77	(.30)	(.09)	.04
	2019	3,304	(13)	3	15	4.43	(.02)	.01	.02
	2020	4,778	(181)	1,407	31	6.67	(.25)	1.96	.04
	2021	4,231	365	(59)	(42)	6.25	.54	(.09)	(.06)
	2022	4,418	803	1	(262)	6.93	1.26	—	(.41)

2021	1	1,224	240	(5)	5	1.77	.35	(.01)	.01
	2	1,027	67	(42)	(6)	1.51	.10	(.06)	(.01)
	3	915	(136)	(7)	(12)	1.36	(.20)	(.01)	(.02)
	4	1,065	194	(5)	(29)	1.61	.29	(.01)	(.04)

2022	1	1,047	106	(1)	(35)	1.60	.16	—	(.05)
	2	1,394	448	—	(59)	2.17	.70	—	(.09)
	3	1,781	871	1	(97)	2.82	1.38	—	(.15)
	4	196	(621)	—	(70)	.31	(1.00)	—	(.11)

2023	1	1,188	235	—	(41)	1.94	.38	—	(.07)
	2	1,634	653	28	(25)	2.71	1.08	.05	(.04)
	3	1,569	472	2	(33)	2.64	.80	—	(.06)

(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact

(3) Foreign currency gains and losses and amortized hedge costs/income for all periods have been reclassified from Other income to Net investment gains and losses for consistency with current period presentation.

(4)Tax benefit recognized in the third quarter of 2020 represents the release of valuation allowances on deferred tax benefits related to foreign tax credits.

Aflac Incorporated and Subsidiaries
Consolidated Balance Sheets
(In Millions, except per-share data)

	December 31,					September 30,
Assets:	2018	2019	2020	2021	2022	2022	2023

Investments and cash:
Securities available for sale:
Fixed maturity securities available for sale, at fair value	$78,429	$86,950	$101,286	$94,206	$71,936	$70,026	$66,369
Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	4,466	4,312	4,596	4,490	3,805	3,617	3,432
Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	30,318	30,085	24,464	22,000	19,056	17,466	16,899
Equity securities, at fair value	987	802	1,283	1,603	1,091	1,064	990
Commercial mortgage and other loans, net of allowance for credit losses	6,919	9,569	10,554	11,786	13,496	13,459	12,873
Other investments	787	1,477	2,429	3,842	4,070	4,186	5,241
Cash and cash equivalents	4,337	4,896	5,141	5,051	3,943	4,710	5,502
Total investments and cash	126,243	138,091	149,753	142,978	117,397	114,528	111,306

Receivables, net of allowance for credit losses (1)	844	816	778	672	647	629	712
Accrued investment income	773	772	780	737	745	684	687
Deferred policy acquisition costs	9,875	10,128	10,441	9,848	9,239	8,666	8,771
Property and equipment, net	443	581	601	538	530	488	445
Other assets, net of allowance for credit losses (1)(2)	2,228	2,380	2,733	3,377	3,180	3,720	3,190
Total assets	$140,406	$152,768	$165,086	$158,150	$131,738	$128,715	$125,111

Liabilities and Shareholders' Equity:
Liabilities:
Total policy liabilities	$103,188	$106,554	$114,391	$126,331	$96,910	$92,586	$86,028
Notes payable	5,778	6,569	7,899	7,956	7,442	7,518	6,961
Income taxes, primarily deferred	4,020	5,370	4,661	30	698	764	869
Other liabilities	3,958	5,316	4,576	6,802	6,548	7,901	8,584
Total liabilities	116,944	123,809	131,527	141,119	111,598	108,769	102,442
Shareholders' equity:
Common stock	135	135	135	135	135	135	136
Additional paid-in capital	2,177	2,313	2,410	2,529	2,641	2,615	2,729
Retained earnings	31,788	34,291	37,984	40,963	44,367	44,680	48,257
Accumulated other comprehensive income (loss):
Unrealized foreign currency translation gains (losses)	(1,847)	(1,623)	(1,109)	(1,985)	(3,564)	(4,374)	(4,484)
Unrealized gains (losses) on fixed maturity securities	4,234	8,548	10,361	9,602	(702)	1,131	(403)
Unrealized gains (losses) on derivatives	(24)	(33)	(34)	(30)	(27)	(29)	(24)
Effect on change in discount rate assumption(s)	N/A	N/A	N/A	(15,832)	(2,100)	(4,075)	(866)
Pension liability adjustment	(212)	(277)	(284)	(166)	(36)	(158)	17
Treasury stock	(12,789)	(14,395)	(15,904)	(18,185)	(20,574)	(19,979)	(22,693)
Total shareholders' equity	23,462	28,959	33,559	17,031	20,140	19,946	22,669
Total liabilities & shareholders' equity	$140,406	$152,768	$165,086	$158,150	$131,738	$128,715	$125,111

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.
(2) Includes goodwill of $269 million in 2023, $265 million in 2022, $268 in 2021, $269 in 2020, $140 million in 2019 and $67 million in 2018

Aflac Incorporated and Subsidiaries

Quarterly Financial Results
(Dollars In Millions, except per-share data)

						Total
		Net	Net		Benefits	Acquisitions	Total			Net EPS		Adj. EPS (1)
		Earned	Inv.	Total	&	&	Pretax	Net	Adjusted
	Period	Premiums	Income	Revenues	Claims, Net	Adj. Exp.	Earn.	Earn.	Earn. (1)	Basic	Dil.	Basic	Dil.

	2018	18,677	3,442	21,758	12,000	5,775	3,983	2,920	3,226	3.79	3.77	4.20	4.16
	2019	18,780	3,578	22,307	11,942	5,920	4,445	3,304	3,314	4.45	4.43	4.46	4.44
	2020	18,622	3,638	22,147	11,796	6,192	4,159	4,778	3,552	6.69	6.67	4.98	4.96
	2021	17,095	3,818	21,554	10,476	5,870	5,208	4,231	3,925	6.28	6.25	5.83	5.80
	2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67
	2023	10,737	2,946	14,923	6,108	3,843	4,972	4,391	3,001	7.31	7.28	4.99	4.97

2021	1	4,434	925	5,710	2,771	1,420	1,519	1,224	989	1.78	1.77	1.44	1.43
	2	4,301	993	5,424	2,672	1,474	1,277	1,027	1,002	1.51	1.51	1.48	1.47
	3	4,229	991	5,098	2,503	1,450	1,146	915	1,058	1.37	1.36	1.58	1.57
	4	4,132	910	5,322	2,529	1,527	1,266	1,065	875	1.62	1.61	1.33	1.32

2022	1	4,079	903	5,173	2,483	1,396	1,294	1,047	942	1.61	1.60	1.45	1.44
	2	3,764	937	5,315	2,274	1,333	1,708	1,394	945	2.18	2.17	1.47	1.47
	3	3,535	920	4,704	2,076	1,299	1,329	1,781	910	2.83	2.82	1.45	1.44
	4	3,523	896	3,948	2,054	1,356	538	196	817	.32	.31	1.32	1.31

2023	1	3,688	943	4,800	2,150	1,308	1,342	1,188	953	1.94	1.94	1.56	1.55
	2	3,573	999	5,172	2,098	1,249	1,825	1,634	954	2.72	2.71	1.59	1.58
	3	3,476	1,004	4,950	1,860	1,285	1,805	1,569	1,095	2.65	2.64	1.85	1.84

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

Quarterly Book Value Per Share
(Dollars In Millions, except per-share data)

							Adjusted BV
						Adjusted BV	Per Share Incl
		Equity	AOCI		Adjusted BV	Per Share Incl	Foreign Currency
		BV Per	BV Per	Adjusted BV	Per Share	Foreign Currency	Translation G/(L)
	Period	Share	Share	Per Share (1)	% Change	Translation G/(L)(1)	% Change

	2018	31.06	2.85	28.22	7.1%	25.77	6.9%
	2019	39.84	9.10	30.74	8.9%	28.51	10.6%
	2020	48.46	12.90	35.56	15.7%	33.96	19.1%
	2021	26.12	(12.90)	39.01	9.7%	35.97	5.9%
	2022	32.73	(10.45)	43.18	10.7%	37.39	3.9%

2021	1	22.98	(13.60)	36.59	18.3%	34.15	18.7%
	2	24.39	(13.18)	37.57	18.3%	35.12	18.2%
	3	25.19	(13.20)	38.39	10.0%	35.77	8.1%
	4	26.12	(12.90)	39.01	9.7%	35.97	5.9%

2022	1	27.21	(13.09)	40.31	10.1%	36.53	7.0%
	2	30.82	(11.00)	41.82	11.3%	36.75	4.6%
	3	31.97	(12.03)	44.00	14.6%	36.99	3.4%
	4	32.73	(10.45)	43.18	10.7%	37.39	3.9%

2023	1	32.65	(12.01)	44.66	10.8%	38.69	5.9%
	2	34.30	(12.31)	46.61	11.5%	39.48	7.4%
	3	38.63	(9.81)	48.44	10.1%	40.80	10.3%

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value including unrealized foreign currency translation gains and losses.

Aflac Incorporated and Subsidiaries

Return on Equity

	Year Ended December 31,					3 Months Ended September 30,		9 Months Ended September 30,

	2018	2019	2020	2021 (4)	2022	2022	2023	2022	2023
U.S. GAAP ROE (1) - Net earnings	12.2%	12.6%	15.3%	26.7%	23.8%	36.1%	29.1%	30.4%	27.4%

Impact of excluding unrealized foreign currency translation gains (losses)	(1.0)	(1.0)	(0.9)	(1.7)	(2.5)	(5.1)	(4.5)	(3.7)	(4.0)
Impact of excluding unrealized gains (losses) on securities and derivatives	3.0	3.6	6.2	10.7	4.1	2.7	0.8	6.2	(0.6)
Impact of excluding effect on change in discount rate assumptions	N/A	N/A	N/A	(18.5)	(8.2)	(7.1)	(3.1)	(11.5)	(1.5)
Impact of excluding pension liability adjustment	(0.1)	(0.1)	(0.2)	(0.2)	(0.1)	(0.2)	—	(0.2)	—

Impact of excluding AOCI	1.8	2.5	5.1	(9.7)	(6.8)	(9.7)	(6.8)	(9.2)	(6.1)

U.S. GAAP ROE - less AOCI	13.9	15.1	20.3	17.0	17.0	26.4	22.3	21.3	21.3

Differences between adjusted earnings and net earnings (2)	1.5	0.0	(5.2)	(1.2)	(3.1)	(12.9)	(6.7)	(7.2)	(6.7)

Adjusted ROE - reported (3)	15.4	15.2	15.1	15.8	13.9	13.5	15.6	14.1	14.6

(1)	U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2)	See separate reconciliation of net income to adjusted earnings.
(3)	See non-U.S. GAAP financial measures for definition of adjusted return on equity
(4)	Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.

Aflac Incorporated and Subsidiaries

Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
(Diluted Basis)

							Change
				QTD	YTD	Excluding	Excluding
				Foreign	Foreign	Foreign	Foreign
		Adjusted		Currency	Currency	Currency	Currency
	Period	EPS(1)	Growth	Impact(1)	Impact(1)	Impact(1)	Impact

	2018	$4.16	22.4%	N/A	.04	$4.13	21.5%
	2019	$4.44	6.7%	N/A	.02	$4.42	6.3%
	2020	$4.96	11.7%	N/A	.04	$4.92	10.8%
	2021	$5.80	16.9%	N/A	(.06)	$5.86	18.1%
	2022	$5.67	(2.2)%	N/A	(.41)	$6.08	4.8%

2021	1	$1.43	18.2%	.01	.01	$1.42	17.4%
	2	1.47	14.8	(.01)	—	1.48	15.6
	3	1.57	12.9	(.02)	(.02)	1.59	14.4
	4	1.32	23.4	(.04)	(.06)	1.36	27.1
		$5.80	16.9%			$5.86	18.1%

2022	1	$1.44	.7%	(.05)	(.05)	$1.50	4.9%
	2	1.47	—	(.09)	(.15)	1.56	6.1
	3	1.44	(8.3)	(.15)	(.30)	1.59	1.3
	4	1.31	(.8)	(.11)	(.41)	1.43	8.3
		$5.67	(2.2)%			$6.08	4.8%

2023	1	$1.55	7.6%	(.07)	(.07)	$1.62	12.5%
	2	1.58	7.5	(.04)	(.11)	1.62	10.2
	3	1.84	27.8	(.06)	(.17)	1.90	31.9
		$4.97	14.3%			$5.14	18.2%

(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

Composition of Invested Assets
(In Millions)

	December 31,					September 30,
	2018	2019	2020	2021	2022	2022	2023

Fixed Maturity Securities(1)	$107,174	$109,456	$116,056	$107,369	$94,525	$88,501	$86,060

Commercial mortgage and other loans, net of allowance for credit losses (1)
Transitional Real Estate (floating rate)	4,378	5,450	5,231	5,246	6,455	6,447	6,439
Middle Market Loans (floating rate)	1,478	2,412	3,635	4,601	5,028	4,995	4,712
Commercial Mortgage Loans	1,063	1,707	1,688	1,874	2,013	2,017	1,722
Total Commercial mortgage and other loans, net of allowance for credit losses(1)	6,919	9,569	10,554	11,721	13,496	13,459	12,873

Equity Securities, at FV through net earnings	987	802	1,283	1,603	1,091	1,064	990

Alternatives(2)	370	551	919	1,703	2,107	2,004	2,498

Total Portfolio	$115,450	$120,378	$128,812	$122,396	$111,219	$105,028	$102,421

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,					September 30,
	2018	2019	2020	2021	2022	2022	2023
Fixed Maturity Securities
Available For Sale - Gross Gains	$7,733	$12,266	$14,771	$13,566	$4,800	$6,162	$5,061
Available For Sale - Gross Losses	(1,694)	(375)	(481)	(239)	(4,528)	(3,554)	(4,421)
Total Available For Sale	6,039	11,891	14,290	13,327	272	2,608	640

Held to Maturity - Gross Gains	6,470	7,519	5,935	4,869	2,154	2,619	1,561
Held to Maturity - Gross Losses	(66)	(10)	—	—	—	—	—
Total Held to Maturity	$6,404	$7,509	$5,935	$4,869	$2,154	$2,619	$1,561

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,					September 30,
Credit Rating	2018	2019	2020	2021	2022	2022	2023
AAA	1.0%	1.1%	1.0%	1.0%	1.6%	1.6%	1.5%
AA	3.9	4.3	4.5	5.1	5.2	5.4	5.7
A	67.9	68.6	69.3	68.9	68.0	67.6	68.0
BBB	23.2	23.1	21.9	22.5	23.0	23.0	22.8
BB or Lower	4.0	2.9	3.3	2.5	2.2	2.4	2.0
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Presented at amortized cost, net of reserves beginning in 2020

(2) Presented at carrying value; includes asset classes such as private equity and real estate funds managed by Global Investments; excludes Corporate driven activity, policy loans, short-term investments, real estate owned assets and FHLB equity balances

Aflac Incorporated and Subsidiaries
	Supplemental Investment Data by Segment

						3 Months Ended		9 Months Ended
	December 31,					September 30,		September 30,
	2018	2019	2020	2021	2022	2022	2023	2022	2023

Aflac Japan:
Invested assets (in millions)(1)	¥11,442,444	¥11,784,586	¥11,936,087	¥12,405,531	¥12,617,181	¥12,920,895	¥12,945,618	¥12,920,895	¥12,945,618
Return on average invested assets(2)	2.33%	2.33%	2.38%	2.72%	2.78%	2.87%	3.07%	2.79%	2.80%
Portfolio book yield at end of period(3)	2.61%	2.64%	2.59%	2.60%	3.06%	2.91%	3.19%	2.91%	3.19%
Total purchases for period (in millions)(3)	¥1,298,376	¥1,003,885	¥714,124	¥952,038	¥716,964	¥142,844	¥70,531	¥637,747	¥317,355
New money yield(3)(4)	3.06%	3.83%	3.75%	3.50%	4.48%	5.73%	4.28%	4.16%	4.84%

Aflac U.S.:
Invested assets (in millions)(1)	$13,798	$14,036	$14,848	$15,841	$16,772	$16,472	$16,861	$16,472	$16,861
Return on average invested assets(2)	5.16%	5.70%	4.90%	4.87%	4.72%	4.57%	5.04%	4.74%	4.84%
Portfolio book yield at end of period(3)	5.55%	5.40%	5.18%	4.94%	5.39%	5.21%	5.52%	5.21%	5.52%
Total purchases for period (in millions)(3)	$2,155	$1,835	$1,050	$2,130	$1,701	$427	$217	$1,394	$748
New money yield(3)(4)	4.55%	4.51%	3.04%	3.41%	5.16%	6.24%	7.21%	4.90%	7.38%

Hedge Costs/Income Metrics (5)(6)

						3 Months Ended		9 Months Ended
	December 31,					September 30,		September 30,
	2018	2019	2020	2021	2022	2022	2023	2022	2023
Aflac Japan:
FX hedged notional at end of period (in billions) - forwards (7)	$9.9	$8.8	$6.0	$6.4	$4.1	$4.1	$—	$4.1	$—
FX hedged notional at end of period (in billions) - put options	—	9.2	13.1	11.6	13.5	13.5	24.4	13.5	24.4
Amortized hedge costs for period (in millions)	(236)	(257)	(206)	(76)	(112)	(28)	(26)	(84)	(148)
Corporate and Other (Parent Company):
FX hedged notional at end of period (in billions) - forwards (7)	$2.5	$4.9	$5.0	$5.0	$5.0	$5.0	$2.4	$5.0	$2.4
FX hedged notional at end of period (in billions) - put options	—	2.0	2.0	1.9	2.6	1.7	0.9	1.7	0.9
Amortized hedge income (costs) for period (in millions)	36	89	97	57	68	19	25	44	92

(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs

(5) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income. Further, the metrics in this table are split to show the hedging of the market value of a portion of the USD investments in Japan Segment’s "USD Program" in the "Japan Segment Portfolio Allocation by Currency" table on page 13 of this supplement as well as the corporate hedging activities at Aflac Incorporated

(6) Aflac Japan and the Parent Company utilize foreign currency forwards and options to hedge foreign currency exchange rate risk. The hedge cost/income on the table above reflects our FX forward protection of the hedged USD portfolio, and hedge costs on one sided options used as caps, and on tail-risk put options.

(7) Notional is reported net of any offsetting positions within Aflac Japan or the Parent Company, respectively.

Aflac Incorporated and Subsidiaries

	Japan Segment Portfolio Allocation by Currency (1)
	(Dollars In Millions, U.S. GAAP Basis)

	December 31, 2022		September 30, 2023
	Amortized Cost (3)	Fair Value	Amortized Cost (3)	Fair Value
JGB	$42,618	$44,178	$37,858	$38,498
Other	20,930	21,277	18,365	18,976
Total yen denominated	63,548	65,455	56,223	57,474

USD Program	27,212	27,885	24,176	25,730
Other	2,209	2,795	1,974	2,670
US dollar denominated	29,421	30,680	26,150	28,400

Total	$92,969	$96,135	$82,373	$85,874

	Distribution of Consolidated Fixed Maturities by Sector (2)
			September 30, 2023
(In millions)			Amortized Cost (3)	% of Total
Government and agencies			$38,994	45.3%
Municipalities			2,412	2.8
Mortgage- and asset-backed securities			2,847	3.3
Public utilities			7,027	8.2
Electric			5,724	6.7
Natural Gas			771	.9
Other			532	.6
Sovereign and supranational			872	1.0
Banks/financial institutions			8,257	9.5
Banking			4,940	5.7
Insurance			1,667	1.9
Other			1,650	1.9
Other corporate			25,651	29.9
Basic Industry			2,220	2.6
Capital Goods			3,162	3.7
Communications			2,704	3.1
Consumer Cyclical			1,954	2.3
Consumer Non-Cyclical			5,836	6.8
Energy			2,316	2.7
Other			1,206	1.4
Technology			3,442	4.0
Transportation			2,811	3.3
Total fixed maturity securities			$86,060	100.0%

(1) The entire U.S. segment investment portfolio is U.S. dollar denominated.

(2)In the first quarter of 2023, the Utility/Energy subsector was combined with the Natural Gas subsector to better reflect the risk characteristics of those issuers and align more closely with industry benchmarks.

(3) Net of reserves

Aflac Incorporated and Subsidiaries

Long-Term Debt Data

Adjusted Leverage Ratios
(In Millions)

	December 31,					September 30,
	2018	2019	2020	2021	2022	2022	2023

Notes payable	$5,778	$6,569	$7,899	$7,956	$7,442	$7,518	$6,961
50% of subordinated debentures and perpetual bonds	(268)	(408)	(432)	(389)	(337)	(309)	(299)
Pre-funding of debt maturities	—	(348)	—	—	—	(448)	—
Adjusted debt (1)	5,510	5,814	7,467	7,568	7,105	6,762	6,663

Total Shareholders' Equity	23,462	28,959	33,559	17,031	20,140	19,946	22,669
Accumulated other comprehensive (income) loss:
Unrealized foreign currency translation (gains) losses	1,847	1,623	1,109	1,985	3,564	4,374	4,484
Unrealized (gains) losses on fixed maturity securities	(4,234)	(8,548)	(10,361)	(9,602)	702	(1,131)	403
Unrealized (gains) losses on derivatives	24	33	34	30	27	29	24
Effect on change in discount rate assumptions	N/A	N/A	N/A	15,832	2,100	4,075	866
Pension liability adjustment	212	277	284	166	36	158	(17)
Adjusted book value (1)	21,311	22,344	24,625	25,442	26,569	27,451	28,429

Adjusted capitalization ex-AOCI(1)(2)	$27,089	$28,565	$32,524	$33,398	$34,011	$34,521	$35,390
Adjusted debt to adjusted capitalization ex-AOCI	20.3%	20.4%	23.0%	22.7%	20.9%	19.6	18.8%

Adjusted capitalization(1)(3)	$25,030	$26,665	$31,131	$31,247	$30,411	$29,989	$30,923
Adjusted debt to adjusted capitalization	22.0%	21.8%	24.0%	24.2%	23.4%	22.5	21.5%

Debt Maturities(4)
(In Millions)
September 30, 2023

	≤ 1 year	1 > 5 years	5 > 10 years	10 > 20 years	20 years +	Total

Senior Notes	$—	$1,262	$2,953	$896	$1,164	$6,275
Subordinated debt	—	—	—	—	602	602

Total	$—	$1,262	$2,953	$896	$1,766	$6,877

(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3)Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies

Aflac of Columbus	A+	Aa3	A+	AA	AA

Aflac of New York	A+	_	A+	_	_

Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company

Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA	AA

Bermuda Operating Company
Aflac Re Bermuda Ltd.	_	_	_	AA	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I

Aflac Incorporated

Long-term Senior Debt	a	A3	A-	A+	A+

Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus

Long-term Senior Debt	aa	_	A+	AA	_

Aflac Life Insurance Japan, Ltd.

Long-term Senior Debt	aa	_	A+	AA	_

Subordinated Bonds	_	_	_	AA-	_

The outlook for all ratings assigned by A.M. Best, S&P, Moody's, JCR and R&I is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2018	2019	2020	2021	2022	2022	2023	Change	2022	2023	Change

Revenues:
Net earned premiums
Gross premiums	$5,711	$5,818	$5,762	$5,540	$5,467	$1,353	$1,418		$4,101	$4,256
Assumed (ceded)	(3)	(11)	(4)	73	103	22	1		81	16
Total net earned premiums	5,708	5,808	5,758	5,613	5,570	1,375	1,419	3.2	4,182	4,272	2.2
Adjusted net investment income	727	720	705	754	755	185	209	13.0	563	609	8.2
Other income excl. realized foreign
exchange gains (losses)	8	22	102	121	161	38	33		120	102

Total adjusted revenues	6,443	6,550	6,565	6,489	6,486	1,598	1,661	3.9	4,865	4,983	2.4

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	2,560	2,611	2,498	2,183	2,245	563	602		1,719	1,796
Incurred claims -assumed (ceded)	(4)	(5)	(1)	89	104	17	6		84	20
Increase in FPB -direct	331	268	271	463	326	75	74		215	234
Increase in FPB -assumed (ceded)	(1)	(2)	(3)	(11)	4	8	(1)		6	(3)
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	2,724	2,679	663	682		2,024	2,048
Reserve remeasurement (gain) loss	N/A	N/A	N/A	(85)	(124)	(47)	(172)		(84)	(242)
Total benefits and claims, net	2,887	2,871	2,765	2,639	2,555	616	510	(17.2)	1,940	1,805	(7.0)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	534	573	570	442	455	114	122	7.0	340	361	6.2
Insurance commissions	585	590	576	550	553	135	138	2.2	411	420	2.2
Insurance and other expenses	1,152	1,244	1,386	1,502	1,564	389	414	6.4	1,154	1,198	3.8
Total adjusted expenses	2,271	2,407	2,532	2,494	2,573	638	674		1,905	1,979

Total benefits and adjusted expenses	5,158	5,279	5,297	5,132	5,127	1,254	1,183	(5.7)	3,845	3,784	(1.6)

Pretax adjusted earnings	$1,285	$1,272	$1,268	$1,356	$1,359	$345	$478	38.6	$1,020	$1,199	17.5

Aflac U.S.

Balance Sheets
(In Millions)

	December 31,					September 30,

	2018	2019	2020	2021	2022	2022	2023
Assets:

Investments and cash	$14,518	$16,141	$17,949	$18,324	$15,987	$15.459	$15,641
Receivables, net of allowance for credit losses (1)	561	650	667	574	584	583	681
Accrued investment income	178	174	172	169	184	174	181
Deferred policy acquisition costs	3,491	3,544	3,450	3,366	3,463	3,401	3,530
Other assets (1)	352	436	626	758	784	770	718

Total assets	$19,100	$20,945	$22,864	$23,191	$21,002	$20,386	$20,751

Liabilities and Shareholders' Equity:

Future policy benefits	$9,137	$9,404	$9,674	$14,212	$10,870	$10,553	$10,319
Policy and contract claims	1,727	1,779	2,010	151	200	201	246
Other policy liabilities	116	111	126	119	117	113	111
Deferred income taxes	(397)	51	235	(328)	(243)	(329)	(226)
Other liabilities	1,577	1,803	2,016	2,010	2,080	2,087	1,845
Shareholders' equity	6,939	7,796	8,803	7,027	7,978	7,761	8,457

Total liabilities & shareholders' equity	$19,100	$20,945	$22,864	$23,191	$21,002	$20,386	$20,751

(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.
Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(Dollars In Millions)
		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expenses	Change	Earn.	Change

	2018	5,708	2.6	727	.8	6,443	2.4	2,887	.1	534	6.4	2,271	5.2	1,285	3.2
	2019	5,808	1.8	720	(1.0)	6,550	1.7	2,871	(.6)	573	7.3	2,407	6.0	1,272	(1.0)
	2020	5,758	(.9)	705	(2.1)	6,565	.2	2,765	(3.7)	570	(.5)	2,532	5.2	1,268	(.3)
	2021	5,614	(2.5)	754	7.0	6,489	(1.2)	2,639	(4.6)	442	(22.5)	2,494	(1.5)	1,356	6.9
	2022	5,570	(.8)	755	.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	.2

2021	1	1,422	(4.1)	176	(.6)	1,628	(3.5)	696	(2.4)	111	(30.6)	600	(7.4)	331	1.5
	2	1,408	(3.4)	189	9.9	1,627	(1.8)	690	6.8	111	(17.2)	599	2.6	338	(20.7)
	3	1,393	(1.0)	191	9.1	1,616	.6	592	(12.8)	110	(22.0)	618	3.5	405	23.1
	4	1,391	(1.3)	197	8.2	1,619	.1	660	(9.2)	110	(18.5)	676	(3.8)	282	50.8

2022	1	1,413	(.6)	184	4.5	1,639	.7	666	(4.3)	114	2.7	640	6.7	333	.6
	2	1,394	(1.0)	193	2.1	1,628	.1	658	(4.6)	113	1.8	627	4.7	343	1.5
	3	1,375	(1.3)	185	(3.1)	1,598	(1.1)	616	4.1	114	3.6	638	3.2	345	(14.8)
	4	1,388	(.2)	192	(2.5)	1,621	.1	614	(7.0)	115	4.5	667	(1.3)	339	20.2

2023	1	1,428	1.1	197	7.1	1,660	1.3	651	(2.3)	119	4.4	657	2.7	352	5.7
	2	1,425	2.2	203	5.2	1,663	2.1	645	(2.0)	120	6.2	648	3.3	369	7.6
	3	1,419	3.2	209	13.0	1,661	3.9	510	(17.2)	122	7.0	674	5.6	478	38.6

Aflac U.S.

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling			Total Adjusted	Combined	Pretax
		Premium	Tot. Ben./	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency (1)	Premium	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2018	78.7	50.6	9.4	35.2	80.1	19.9
	2019	77.7	49.4	9.9	36.7	80.6	19.4
	2020	79.3	48.0	9.9	38.6	80.7	19.3
	2021	79.7	47.0	7.9	38.4	79.1	20.9
	2022	77.3	45.9	8.2	39.7	79.0	21.0
	2023 YTD	78.7	42.3	8.5	39.7	75.9	24.1

2021	1	80.0	48.9	7.8	36.9	79.6	20.3
	2	80.1	49.0	7.9	36.8	79.2	20.8
	3	80.0	42.5	7.9	38.2	74.9	25.1
	4	79.7	47.4	7.9	41.8	82.6	17.4

2022	1	78.7	47.1	8.1	39.0	79.7	20.3
	2	78.1	47.2	8.1	38.5	78.9	21.1
	3	77.9	44.8	8.3	39.9	78.4	21.6
	4	77.3	44.2	8.3	41.1	79.1	20.9

2023	1	77.9	45.6	8.3	39.6	78.8	21.2
	2	78.2	45.3	8.4	39.0	77.8	22.2
	3	78.7	35.9	8.6	40.6	71.2	28.8

(1) Includes Network Dental & Vision, Consumer Markets, and Group Premier Life, Absence Management, and Disability Solutions products beginning in the first quarter of 2021

Aflac U.S.

Aflac U.S. Sales Results
(Dollars In Millions)

		Annl.		New Annl.
		Prem.	%	Prem.	%
	Period	In Force	Change	Sales	Change

	2018	6,231	3.0	1,601	3.2
	2019	6,301	1.1	1,580	(1.3)
	2020	6,099	(3.2)	1,093	(30.8)
	2021	6,003	(1.6)	1,278	16.9
	2022	5,697	(.6)	1,483	16.1

2021	1	6,027	(3.2)	251	(22.1)
	2	5,988	(1.5)	264	64.1
	3	5,929	(.7)	299	35.0
	4	6,003	(1.6)	464	19.6

2022	1	5,942	(1.4)	299	19.0
	2	5,926	(1.0)	305	15.6
	3	5,889	(.7)	334	11.8
	4	5,967	(.6)	545	17.4

2023	1	6,023	1.4	315	5.3
	2	6,064	2.3	324	6.4
	3	6,062	2.9	359	7.5

Aflac U.S.

Aflac U.S. Product Mix
(New Annualized Premium Sales, Dollars in Millions)

			% of		% of		% of	Critical	% of	Hospital	% of	Dental/	% of
	Period	Disability	Total	Life	Total	Accident	Total	Care(1)	Total	Indemnity	Total	Vision	Total	Total
	2018	363	22.7	88	5.5	468	29.2	354	22.1	253	15.8	75	4.7	1,601
	2019	355	22.5	97	6.1	450	28.5	346	21.9	263	16.6	69	4.4	1,580
	2020	243	22.3	80	7.3	285	26.1	242	22.2	197	18.0	45	4.1	1,093
	2021	296	23.1	114	9.0	321	25.1	273	21.3	209	16.4	65	5.1	1,278
	2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483

2021	1	58	23.1	17	6.7	66	26.3	57	22.6	42	16.7	11	4.6	251
	2	60	22.7	19	7.3	72	27.2	56	21.0	43	16.4	14	5.4	264
	3	79	26.2	27	9.2	76	25.5	57	19.1	45	15.1	15	4.9	299
	4	100	21.4	51	11.0	107	23.1	104	22.3	79	17.0	24	5.2	464

2022	1	70	23.3	24	7.9	75	25.3	63	21.2	50	16.7	17	5.6	299
	2	77	25.2	26	8.3	75	24.6	63	20.6	45	14.9	19	6.4	305
	3	97	28.9	33	10.0	76	22.6	60	18.1	47	14.1	21	6.3	334
	4	135	24.9	73	13.4	112	20.5	112	20.6	84	15.4	28	5.2	545

2023	1	79	25.2	26	8.3	74	23.5	64	20.5	50	15.9	21	6.6	315
	2	80	24.8	35	10.7	73	22.4	66	20.4	46	14.3	24	7.4	324
	3	101	28.2	54	15.0	72	19.9	67	18.6	45	12.6	20	5.7	359

Aflac U.S. Sales Force Data

					Average	Productivity
					Weekly	(Production/
		Recruited Agents			Producer	Avg. Weekly
	Period	Career	Broker	Total	Equivalents	Producers)
	2018	15,774	3,380	19,154	8,531	187,720
	2019	15,227	3,603	18,830	8,184	193,120
	2020	11,826	1,861	13,687	5,918	184,706
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786

2021	1	2,890	1,063	3,953	5,643	44,530
	2	2,754	1,355	4,109	5,925	44,540
	3	2,502	1,615	4,117	5,926	50,448
	4	2,495	1,412	3,907	6,477	71,723

2022	1	1,987	455	2,442	6,061	49,322
	2	2,937	391	3,328	6,067	50,264
	3	2,358	339	2,697	6,010	55,599
	4	2,268	315	2,583	6,607	82,538

2023	1	2,676	348	3,024	6,108	51,525
	2	2,801	399	3,200	6,196	52,361
	3	2,407	431	2,838	6,044	59,425

(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2018	2019	2020	2021	2022	2022	2023	Change	2022	2023	Change
Revenues:
Net earned premiums
Gross premiums	¥1,468,894	¥1,450,586	¥1,409,134	¥1,290,527	¥1,246,657	¥305,702	¥304,456		¥937,352	¥913,996
Assumed (ceded)	(60,198)	(57,974)	(55,926)	(50,864)	(48,578)	(12,034)	(19,151)		(36,588)	(58,265)
Total net earned premiums	1,408,697	1,392,612	1,353,208	1,239,663	1,198,079	293,667	285,305	(2.8)	900,765	855,731	(5.0)
Net investment income (1)
Yen denominated	141,575	142,473	138,397	138,513	149,449	46,205	35,175	(23.9)	115,178	104,158	(9.6)
US$ denominated	149,801	157,717	167,541	202,905	215,171	49,323	67,001	35.8	159,785	182,941	14.5
Net investment income	291,377	300,191	305,938	341,419	364,621	95,528	102,176	7.0	274,964	287,100	4.4
Amortized hedge costs on foreign investments (2)	(25,858)	(28,938)	(22,816)	(8,391)	(13,155)	(3,288)	(3,310)	.7	(9,677)	(19,340)	99.9
Adjusted net investment income	265,519	271,253	283,122	333,028	351,466	92,241	98,866	7.2	265,287	267,760	.9
Other income excl. realized foreign
currency gains (losses)	4,636	4,869	4,497	4,512	4,442	1,205	1,192		3,420	3,561

Total adjusted revenues	1,678,852	1,668,734	1,640,827	1,577,203	1,553,988	387,113	385,363	(.5)	1,169,471	1,127,052	(3.6)

Benefits and claims:
Benefits and claims, net
Incurred claims -direct	724,556	727,491	734,471	743,247	788,602	215,167	184,015		604,350	584,820
Incurred claims -assumed (ceded)	(51,892)	(45,657)	(37,806)	(31,798)	(36,170)	(12,232)	(14,754)		(29,050)	(47,148)
Increase in FPB -direct	313,343	292,444	260,200	149,084	73,592	1,352	22,311		47,723	36,954
Increase in FPB -assumed (ceded)	(2,000)	(6,497)	(11,377)	(11,425)	(5,618)	(871)	(690)		(4,931)	(681)
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	849,108	820,405	203,416	190,881		618,093	573,945
Reserve remeasurement (gain) loss	N/A	N/A	N/A	(6,879)	(13,337)	(7,295)	(5,027)		(10,275)	(9,510)
Total benefits and claims, net	984,007	967,782	945,487	842,229	807,068	196,121	185,855	(5.2)	607,818	564,435	(7.1)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	78,459	77,286	68,818	43,131	44,123	11,073	11,435	3.3	32,922	34,074	3.5
Insurance commissions	81,045	79,661	79,036	77,449	73,482	18,326	16,113	(12.1)	55,327	51,934	(6.1)
Insurance and other expenses	181,139	189,203	199,606	202,586	198,493	48,100	45,521	(5.4)	145,366	132,493	(8.9)
Total adjusted expenses	340,643	346,150	347,460	323,166	316,097	77,498	73,068		233,616	218,501

Total benefits and adjusted expenses	1,324,651	1,313,932	1,292,947	1,165,395	1,123,165	273,619	258,923	(5.4)	841,434	782,935	(7.0)

Pretax adjusted earnings	¥354,201	¥354,802	¥347,881	¥411,808	¥430,823	¥113,494	¥126,440	11.4	¥328,037	¥344,117	4.9

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,				9 Months Ended September 30,
									%			%
	2018	2019	2020	2021	2022	2022		2023	Change	2022	2023	Change
Revenues:
Net earned premiums
Gross premiums	$13,307	$13,304	$13,193	$11,765	$9,558	$2,212		$2,105		$7,371	$6,629
Assumed (ceded)	(546)	(532)	(524)	(463)	(372)	(87)		(132)		(287)	(422)
Total net earned premiums	12,762	12,772	12,670	11,301	9,186	2,125		1,973	(7.2)	7,084	6,207	(12.4)
Net investment income (1)
Yen denominated	1,283	1,307	1,296	1,262	1,140	335		243	(27.5)	898	755	(15.9)
US$ denominated	1,356	1,446	1,569	1,845	1,641	357		462	29.4	1,251	1,320	5.5
Net investment income	2,639	2,753	2,865	3,107	2,782	692		705	1.9	2,149	2,075	(3.4)
Amortized hedge costs on foreign investments (2)	(236)	(257)	(206)	(76)	(112)	(28)		(26)	(7.1)	(84)	(148)	76.2
Adjusted net investment income	2,403	2,496	2,659	3,031	2,669	663		679	2.4	2,066	1,927	(6.7)
Other income excl. realized foreign
currency gains (losses)	41	45	42	41	35	9		8		26	26

Total adjusted revenues	15,206	15,313	15,371	14,373	11,889	2,797		2,660	(4.9)	9,176	8,160	(11.1)

Benefits and claims
Benefits and claims, net
Incurred claims -direct	6,566	6,671	6,875	6,776	6,038	1,550		1,273		4,736	4,250
Incurred claims -assumed (ceded)	(471)	(419)	(354)	(290)	(275)	(88)		(102)		(225)	(342)
Increase in FPB -direct	2,836	2,684	2,437	1,356	562	9		157		381	265
Increase in FPB -assumed (ceded)	(18)	(60)	(107)	(104)	(43)	(6)		(9)		(40)	(9)
Total benefits and claims, net, excluding reserve remeasurement	N/A	N/A	N/A	7,738	6,282	1,465		1,319		4,852	4,164
Reserve remeasurement (gain) loss	N/A	N/A	N/A	(62)	(91)	(45)		(33)		(69)	(68)
Total benefits and claims, net	8,913	8,877	8,851	7,675	6,191	1,420		1,286	(9.4)	4,783	4,097	(14.3)

Adjusted expenses:
Amortization of deferred policy
acquisition costs	710	709	644	393	338	80	55	79	(1.3)	258	247	(4.3)
Insurance commissions	735	731	740	706	563	132		112	(15.2)	435	377	(13.3)
Insurance and other expenses	1,640	1,734	1,873	1,843	1,517	347		315	(9.2)	1,140	960	(15.8)
Total adjusted expenses	3,085	3,174	3,257	2,942	2,417	560		506		1,833	1,585

Total benefits and adjusted expenses	11,998	12,051	12,108	10,618	8,609	1,980		1,791	(9.5)	6,616	5,682	(14.1)

Pretax adjusted earnings	$3,208	$3,261	$3,263	$3,755	$3,281	$817		$869	6.4	$2,560	$2,479	(3.2)

(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income

Aflac Japan

Balance Sheets
(In Millions)

December 31,						September 30,
2018		2019	2020	2021	2022	2022	2023

Assets:

Investments and cash	¥12,031,549	¥12,847,994	¥13,080,154	¥13,645,902	¥12,777,746	¥13,468,243	¥13,282,202
Receivables, net of allowance for credit losses	37,083	28,219	20,782	22,439	23,138	22,386	21,270
Accrued investment income	66,350	65,485	62,722	67,493	76,489	74,789	73,446
Deferred policy acquisition costs	708,638	721,341	723,579	745,510	766,506	762,434	783,890
Other assets	292,335	308,411	320,351	386,832	387,065	419,835	708,507

Total assets	¥13,135,956	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944	¥14,747,687	¥14,869,316

Liabilities and Shareholders' Equity:

Future policy benefits	¥8,637,152	¥8,924,868	¥9,175,501	¥11,755,704	¥10,315,140	¥10,760,419	¥10,264,585
Policy and contract claims	317,043	315,477	328,778	—	28	—	433
Unearned premiums	552,419	453,133	361,010	284,045	227,732	240,184	200,677
Other policyholders' funds	793,148	801,588	808,429	877,690	880,989	882,823	879,922
Income taxes (prim. deferred)	510,528	618,901	478,969	36,166	114,688	121,155	136,978
Other liabilities	194,949	357,135	253,219	502,633	575,554	766,420	1,010,041
Shareholders' equity	2,130,718	2,500,349	2,801,682	1,411,938	1,916,812	1,976,686	2,376,680

Total liabilities & shareholders' equity	¥13,135,956	¥13,971,450	¥14,207,588	¥14,868,176	¥14,030,944	¥14,747,687	¥14,869,316

Aflac Japan

Balance Sheets
(In Millions)

December 31,						September 30,
2018		2019	2020	2021	2022	2022	2023

Assets:

Investments and cash	$108,392	$117,269	$126,378	$118,639	$96,290	$93,006	$88,797
Receivables, net of allowance for credit losses	334	258	201	195	174	155	142
Accrued investment income	598	598	606	587	576	516	491
Deferred policy acquisition costs	6,384	6,584	6,991	6,482	5,776	5,265	5,241
Other assets	2,634	2,815	3,095	3,363	2,917	2,900	4,737

Total assets	$118,342	$127,523	$137,271	$129,266	$105,734	$101,842	$99,407

Liabilities and Shareholders' Equity:

Future policy benefits	$77,812	$81,461	$88,652	$102,206	$77,733	$74,307	$68,623
Policy and contract claims	2,856	2,879	3,177	—	—	—	3
Unearned premiums	4,977	4,136	3,488	2,470	1,716	1,659	1,341
Other policyholders' funds	7,145	7,316	7,811	7,631	6,639	6,096	5,883
Income taxes (prim. deferred)	4,601	5,650	4,630	314	781	768	876
Other liabilities	1,756	3,260	2,447	4,369	4,337	5,293	6,753
Shareholders' equity	19,194	22,820	27,068	12,276	14,528	13,719	15,929

Total liabilities & shareholders' equity	$118,342	$127,523	$137,271	$129,266	$105,734	$101,842	$99,407

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Yen In Millions)

		Net				Total		Benefits				Total		Pretax
		Earned	%	Adjusted	%	Adjusted	%	&	%		%	Adjusted	%	Adjusted	%
	Period	Premiums	Change	NII	Change	Revenues	Change	Claims, Net	Change	Amort.	Change	Expense	Change	Earn.	Change

	2018	1,408,697	(1.5)	265,519	5.5	1,678,852	(.5)	984,007	(3.5)	78,460	11.0	340,642	5.2	354,201	3.1
	2019	1,392,612	(1.1)	271,253	2.2	1,668,734	(.6)	967,782	(1.6)	77,286	(1.5)	346,150	1.6	354,802	.2
	2020	1,353,208	(2.8)	283,122	4.4	1,640,827	(1.7)	945,487	(2.3)	68,818	(11.0)	347,459	.4	347,881	(2.0)
	2021	1,239,663	(8.4)	333,028	17.6	1,577,203	(3.9)	842,229	(10.9)	43,131	(37.3)	323,166	(7.0)	411,808	18.4
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6

2021	1	313,769	(8.5)	74,621	6.9	389,679	(5.9)	215,445	(9.5)	10,534	(44.1)	77,715	(6.3)	96,519	3.8
	2	311,733	(8.3)	86,681	27.4	399,488	(2.4)	212,617	(10.4)	10,700	(35.9)	79,234	(3.0)	107,637	19.4
	3	307,350	(8.7)	84,035	19.7	392,463	(3.8)	206,023	(14.2)	10,762	(32.7)	80,760	(8.9)	105,680	33.5
	4	306,812	(8.1)	87,690	16.8	395,573	(3.5)	208,143	(9.5)	11,134	(35.6)	85,457	(9.3)	101,973	19.1

2022	1	304,884	(2.8)	79,042	5.9	385,000	(1.2)	206,890	(4.0)	10,886	3.3	77,095	(.8)	101,015	4.7
	2	302,213	(3.1)	94,004	8.4	397,358	(.5)	204,807	(3.7)	10,964	2.5	79,022	(.3)	113,529	5.5
	3	293,667	(4.5)	92,241	9.8	387,113	(1.4)	196,121	(4.8)	11,073	2.9	77,498	(4.0)	113,494	7.4
	4	297,315	(3.1)	86,180	(1.7)	384,517	(2.8)	199,250	(4.3)	11,201	.6	82,482	(3.5)	102,785	.8

2023	1	287,048	(5.9)	80,931	2.4	369,145	(4.1)	192,270	(7.1)	11,281	3.6	72,625	(5.8)	104,251	3.2
	2	283,377	(6.2)	87,963	(6.4)	372,544	(6.2)	186,310	(9.0)	11,359	3.6	72,808	(7.9)	113,426	(.1)
	3	285,305	(2.8)	98,866	7.2	385,363	(.5)	185,855	(5.2)	11,435	3.3	73,068	(5.7)	126,440	11.4

Aflac Japan

Operating Ratios
(Before Management Fee)

		12-Mo. Rolling		Tot. Ben./		Tot. Adj.	Combined	Pretax
		Premium	Tot. Ben./	Premiums	Amort./	Expenses/	Ratio/	Profit
	Period	Persistency(1)	Premium	(3rd sector)	Premium	Total Adj. Rev.	Total Adj. Rev.	Margin

	2018	94.1	69.9	59.2	5.6	20.3	78.9	21.1
	2019	94.4	69.5	59.3	5.5	20.7	78.7	21.3
	2020	95.1	69.9	59.7	5.1	21.2	78.8	21.2
	2021	94.3	67.9	58.7	3.5	20.5	73.9	26.1
	2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7
	2023 YTD	93.5	66.0	56.2	4.0	19.4	69.5	30.5

2021	1	95.0	68.7	59.6	3.4	19.9	75.2	24.8
	2	94.7	68.2	59.0	3.4	19.8	73.1	26.9
	3	94.5	67.0	57.8	3.5	20.6	73.1	26.9
	4	94.3	67.8	58.4	3.6	21.6	74.2	25.8

2022	1	94.3	67.9	58.5	3.6	20.0	73.8	26.2
	2	94.3	67.8	58.5	3.6	19.9	71.4	28.6
	3	94.3	66.8	59.4	3.8	20.0	70.7	29.3
	4	94.1	67.0	57.7	3.8	21.5	73.3	26.7

2023	1	93.9	67.0	57.7	3.9	19.7	71.8	28.2
	2	93.8	65.7	56.2	4.0	19.5	69.6	30.4
	3	93.5	65.1	54.8	4.0	19.0	67.2	32.8

(1) Premium persistency presented on a 12-month rolling basis for all periods, rather than year to date

Aflac Japan

Aflac Japan Sales Results
(Yen In Millions, unless otherwise noted)

		Annl.		Third Sector
		Prem.		New Annl.		Total
		In Force	%	Prem.	%	New Annual.	%
	Period	(Billions)	Change	Sales	Change	Premium Sales	Change

	2018	1,527.1	(1.6)	88,813	1.6	95,894	1.1
	2019	1,489.3	(2.5)	72,836	(18.0)	79,697	(16.9)
	2020	1,426.5	(4.2)	45,110	(38.1)	50,852	(36.2)
	2021	1,360.6	(4.7)	48,977	8.6	54,764	7.7
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—

2021	1	1,410.0	(4.4)	12,492	—	13,998	(.2)
	2	1,391.7	(4.5)	12,125	40.1	13,602	38.4
	3	1,375.0	(4.6)	11,275	1.0	12,605	—
	4	1,360.6	(4.7)	13,084	2.2	14,559	1.1

2022	1	1,345.6	(4.6)	10,679	(19.0)	11,925	(14.8)
	2	1,332.0	(4.3)	11,372	(6.2)	12,731	(6.4)
	3	1,315.7	(4.3)	12,639	12.1	13,884	10.2
	4	1,301.0	(4.4)	13,308	1.7	16,224	11.4

2023	1	1,281.4	(4.8)	10,952	2.6	13,213	10.8
	2	1,268.4	(4.8)	13,964	22.8	16,112	26.6
	3	1,257.4	(4.4)	13,606	7.7	15,600	12.4

Aflac Japan

Aflac Japan Product Mix
(New Annualized Premium Sales, Yen In Billions)

			% of		% of	Income	% of	Child	% of		% of	Ordinary	% of		% of
	Period	Cancer	Total	Medical	Total	Support	Total	Endowment	Total	WAYS	Total	Life Other	Total	Other	Total	Total
	2018	63.1	65.8	23.9	25.0	1.7	1.8	.3	.3	.5	.5	5.9	6.1	.5	.5	95.9
	2019	47.2	59.2	24.6	31.0	1.0	1.2	.2	.2	.4	.5	5.9	7.4	.4	.5	79.7
	2020	28.8	56.6	15.9	31.2	.5	1.0	.2	.4	.4	.7	4.8	9.5	.3	.6	50.9
	2021	27.0	49.2	20.4	37.2	.3	.5	.2	.3	.4	.8	4.9	9.0	1.6	3.0	54.8
	2022	30.9	56.5	14.6	26.6	.7	1.3	.2	.3	1.9	3.5	4.5	8.1	2.0	3.7	54.8

2021	1	6.4	45.4	6.1	43.3	.1	.6	—	.3	.1	.7	1.2	8.9	.1	.8	14.0
	2	6.7	48.9	5.4	39.7	.1	.6	—	.4	.1	.8	1.2	8.9	.1	.7	13.6
	3	6.3	49.9	4.6	36.3	.1	.5	—	.3	.1	.7	1.1	9.0	.4	3.3	12.6
	4	7.7	52.7	4.4	29.9	.1	.4	—	.3	.1	.8	1.2	8.6	1.1	7.3	14.6

2022	1	6.4	53.0	3.8	31.4	.1	1.1	.1	.3	.1	.7	1.1	9.0	.5	4.5	11.9
	2	6.8	53.4	3.8	29.9	.3	2.2	—	.2	.1	.8	1.2	9.2	.6	4.3	12.7
	3	8.4	60.1	3.7	26.4	.2	1.2	—	.2	.1	.6	1.0	7.7	.5	3.8	13.9
	4	9.5	58.2	3.4	20.8	.1	.8	.1	.4	1.6	10.1	1.1	7.2	.4	2.5	16.2

2023	1	7.9	59.9	2.7	20.8	.1	.6	.1	.6	1.2	8.9	1.0	7.3	.2	1.9	13.2
	2	10.9	67.7	2.8	17.5	.1	.4	.1	.4	1.0	6.6	1.0	6.1	.2	1.3	16.1
	3	10.3	65.6	3.1	20.0	.1	.4	.1	.4	.9	6.0	.9	6.1	.2	1.5	15.6

Aflac Japan

Aflac Japan Sales Force Data

		Number of Agencies by Type				Sales Contribution by Agency Type

	Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates(1)	Recruited Agencies
	2018	8,453	1,392	371	10,216	40.1	55.3	4.6	109,482	85
	2019	7,683	1,343	367	9,393	45.7	50.0	4.3	109,265	77
	2020	7,231	1,312	361	8,904	52.3	42.6	5.1	111,886	48
	2021	6,779	1,283	360	8,422	51.1	43.7	5.2	111,854	62
	2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38

2021	1	7,142	1,308	360	8,810	54.3	40.6	5.1	112,252	13
	2	7,055	1,305	359	8,719	51.1	44.0	4.9	113,259	22
	3	6,898	1,299	360	8,557	49.9	43.8	6.3	112,100	13
	4	6,779	1,283	360	8,422	49.2	46.3	4.5	111,854	14

2022	1	6,447	1,266	360	8,073	48.9	46.5	4.6	109,873	6
	2	6,335	1,255	359	7,949	48.4	48.1	3.5	110,096	12
	3	6,260	1,246	359	7,865	49.3	46.2	4.5	110,400	12
	4	6,159	1,239	359	7,757	51.2	45.4	3.4	110,259	8

2023	1	6,056	1,232	359	7,647	50.9	45.4	3.7	109,769	4
	2	5,947	1,219	360	7,526	44.8	52.5	2.7	112,593	5
	3	5,843	1,211	360	7,414	44.4	51.9	3.7	112,795	6

(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

Yen/Dollar Exchange Rates

				Yearly
		Closing	Qtr	Cum	%
	Period	Rate(1)	Avg	Avg	Change

	2018	111.00	N/A	110.39	1.6
	2019	109.56	N/A	109.07	1.2
	2020	103.50	N/A	106.86	2.1
	2021	115.02	N/A	109.79	(2.7)
	2022	132.70	N/A	130.17	(15.7)

2021	1	110.71	105.88	105.88	2.8
	2	110.58	109.48	107.79	.4
	3	111.92	110.11	108.58	(.9)
	4	115.02	113.70	109.79	(2.7)

2022	1	122.39	116.18	116.18	(8.9)
	2	136.68	129.39	122.79	(12.2)
	3	144.81	137.08	126.65	(14.3)
	4	132.70	141.87	130.17	(15.7)

2023	1	133.53	132.30	132.30	(12.2)
	2	144.99	137.53	134.97	(9.0)
	3	149.58	144.97	138.38	(8.5)

	(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended September 30,			9 Months Ended September 30,
								%			%
	2018	2019	2020	2021	2022	2022	2023	Change	2022	2023	Change
Revenues:
Total net earned premiums	$208	$200	$194	$180	$145	$35	$83	137.1	$112	$258	130.4
Net investment income (1)	77	88	80	(73)	30	16	2	(87.5)	11	24	118.2
Amortized hedge income (2)	36	89	97	57	68	19	25	31.6	44	92	109.1
Adjusted net investment income	113	177	177	(16)	98	35	27	(22.9)	55	116	110.9
Other income	18	15	13	11	24	3	4	33.3	22	9	(59.1)

Total adjusted revenues	339	393	384	175	267	73	115	57.5	189	384	103.2

Benefits and expenses:
Total net benefits and claims	199	194	180	161	141	40	65	62.5	110	206	87.3
Interest expense	120	133	164	165	162	44	39	(11.4)	123	109	(11.4)
Other adjusted expenses	159	137	155	142	181	45	59	31.1	129	176	36.4

Total benefits and adjusted expenses	478	464	499	469	485	129	163	26.4	362	490	35.4

Pretax adjusted earnings	$(139)	$(72)	$(115)	$(293)	$(218)	$(56)	$(49)	12.5	$(173)	$(107)	38.2

(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $64 and $19 for the three-month periods and $169 and $61 for the nine-month periods ended September 30, 2023, and 2022, respectively, is included as a reduction to net investment income. Tax credits on these investments of $63 and $19 for the three-month period and $171 and $63 for the nine-month periods ended September 30, 2023, and 2022, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.

Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the yen weakens, translating yen into dollars results in fewer dollars being reported. When the yen strengthens, translating yen into dollars results in more dollars being reported. Consequently, yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in yen and never converted into dollars but translated into dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).

The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less AOCI as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude AOCI, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses is adjusted book value plus unrealized foreign currency translation gains and losses. Adjusted book value including unrealized foreign currency translation gains and losses per common share is adjusted book value plus unrealized foreign currency translation gains and losses at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value including unrealized foreign currency translation gains and losses, and its related per share financial measure, important as they exclude certain components of AOCI, which fluctuate due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measures for adjusted book value including unrealized foreign currency translation gains and losses and adjusted book value including unrealized foreign currency translation gains and losses per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of AOCI, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that cannot be predicted or that are outside management’s control. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest cash flows from derivatives associated with notes payable but excluding any nonrecurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign currency exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign currency exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign exchange risks in the Company's Japan segment or in Corporate and other. These amortized hedge costs/ income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the term of the hedge. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/ income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest cash flows from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest cash flows from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income (AOCI). Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of AOCI, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on average equity (ROE) as determined using net earnings and average total shareholders’ equity.